                                                                   EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SHARES OF CAPITAL STOCK PURCHASABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND, ACCORDINGLY, NEITHER THIS WARRANT NOR SUCH SHARES MAY BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES OF CAPITAL STOCK PURCHASABLE HEREUNDER ARE SUBJECT TO THE TERMS AND PROVISIONS OF A VOTING AGREEMENT AMONG THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION. THE CORPORATION SHALL FURNISH A COPY OF SUCH VOTING AGREEMENT TO ANY REGISTERED HOLDER OF THIS WARRANT OR SUCH SHARES OF CAPITAL STOCK UPON WRITTEN REQUEST AND WITHOUT CHARGE.


                                SEQUENOM, INC.

                            STOCK PURCHASE WARRANT

                      Warrant to Purchase _____ Shares of
                     Series C Convertible Preferred Stock

                          Issued to ________________

                            Void after May __, 2004


    Sequenom, Inc., a Delaware corporation (the "Corporation'), hereby covenants and agrees with ____________ as follows:

1.  The Warrant.
    -----------

    1.01 For value received and subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Warrantholder") is entitled upon its surrender, with the subscription form annexed hereto duly executed, at the office of the Corporation at 11555 Sorrento Valley Road, Suite C, San Diego, California 92121, or at such other office as the Corporation shall notify the Warrantholder in writing, to purchase from the Corporation __________ fully paid and non-assessable shares of the Series C Convertible Preferred Stock, par value $.001 per share ("Series C Preferred Stock"), of the Corporation for $3.15 per share (the "Exercise Price"), subject to adjustment as set forth in Sections 2 and 4 hereof. This Warrant may be exercised in full or in part from time to time. As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Corporation shall issue and deliver to the Warrantholder a certificate or certificates for shares of Series C Preferred Stock, in certificates of such denominations and in such name as the Warrantholder may specify, together with any other stock, securities or property that such holder may be entitled to receive pursuant hereto. This Warrant shall expire at the close of business on May 8, 2004, and shall be void thereafter. Upon and after the Automatic Conversion Effective Time (as defined in Section 4), the right to purchase Series C Preferred Stock granted herein shall terminate, and this Warrant shall represent the right to purchase shares of the Common Stock, par value $.001 per share, of the Corporation ("Common Stock") as provided in Section 4 hereof. The shares of Series C Preferred Stock, Common Stock or securities or other property purchasable upon exercise of this Warrant are sometimes referred to hereinafter as "Warrant Shares".

    1.02  Prior to the Automatic Conversion Effective Time (as defined in
Section 4), the Corporation shall at all times have authorized and reserved for purposes of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of its Series C Preferred Stock to provide for the exercise of such rights, and shall at all times have authorized and reserved a sufficient number of shares of its Common Stock for purposes of issue upon conversion of such shares of Series C Preferred Stock under the terms of the Charter (as defined in Subsection 2.05). From and after the Automatic Conversion Effective Time, the Corporation shall at all times have authorized and reserved for purposes of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of its Common Stock to provide for the exercise of such rights. Upon surrender for exercise, this Warrant shall be cancelled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date to the original Warrant representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

    1.03 This Warrant may be subdivided into one or more stock purchase warrants entitling the Warrantholder to purchase Warrant Shares in multiples of one or more whole shares, upon surrender of the Warrant by the Warrantholder for such purpose at the office of the Corporation.

    1.04 The Corporation shall maintain at its office (or at such other office or agency of the Corporation as it may from time to time designate in writing to the Warrantholder), a register containing the names and address of the holder of this Warrant. The registered holder of this Warrant shall be the person in whose name this Warrant is originally issued and registered, unless a subsequent holder shall have presented to the Corporation the Warrant, duly assigned to him, for inspection, and a written notice of his acquisition of the Warrant and designating in writing the address of such holder, in which case such subsequent holder of the Warrant shall become a subsequent registered holder, and a Warrantholder as defined herein. Any Warrantholder may change his address as shown on such register by written notice to the Corporation requesting such change. Any written notice required or permitted to be given to any Warrantholder shall be delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or fax or DHL, Federal Express or other internationally recognized express courier service, to such Warrantholder at his address as shown on such register.

    1.05 If any shares of Common Stock issuable hereunder upon and after the Corporation's initial public offering of Common Stock require listing on any domestic securities exchange, before such shares may be issued upon exercise of this Warrant, the Corporation shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly approved for listing on such domestic securities exchange.

2.  Adjustment Rights.
    -----------------

    The Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment, as follows:

    2.01 If the Corporation shall effect a subdivision or combination or consolidation of shares (whether by way of stock split, reverse stock split or otherwise) or other capital reorganization or reclassification of any class or series of the capital stock of the Corporation for which this Warrant is then exercisable, or the payment of a stock dividend or other distribution of stock with respect to any such class or series of capital stock, then the number of Warrant Shares purchasable hereunder and the Exercise Price shall be appropriately adjusted in such a manner as to entitle the Warrantholder to receive upon exercise of this Warrant, for the same aggregate consideration, the same total number, type, class and series of securities and other property as such Warrantholder would have received as a result of the event requiring the adjustment had such Warrantholder exercised this Warrant in full immediately prior to such event.

    2.02 If there shall occur any consolidation or merger of the Corporation or sale of all or substantially all of the Corporation's assets, then as a condition of such consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon exercise of this Warrant, such securities and other property as such Warrantholder would have received as a result of the event requiring the adjustment had such Warrantholder exercised this Warrant in full immediately prior to such event, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to the securities and other property thereafter deliverable upon the exercise hereof.

    2.03 Upon the occurrence of any event specified in Subsection 2.01 or Subsection 2.02, then, and in each such case, the Corporation shall give written notice thereof to the Warrantholder in accordance with Subsection 1.04, which notice shall state the adjustment in the Warrant Shares and the Exercise Price resulting from such event, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    2.04 In case at any time: (1) the Corporation shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of its Series C Preferred Stock or Common Stock or offer to all holders of its Series C Preferred Stock or Common Stock the right to subscribe for the purchase of any shares of capital stock or securities convertible into or exercisable for such shares of capital stock; (2) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation, or sale of all or substantially all of its assets; or (3) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; then, in any one or more of such cases, the Corporation shall give written notice thereof to the Warrantholder in accordance with Subsection 1.04, which notice shall state the date on which (a) the books of the Corporation shall close or a record date shall be fixed for determining the stockholders entitled to such dividend, distribution or subscription rights, or
(b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the record holders of Series C Preferred Stock or Common Stock shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Series C Preferred Stock or Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least fifteen (15) days prior to the action in question and not less than fifteen (15) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

    2.05 Antidilution rights applicable to the Series C Preferred Stock purchasable hereunder are set forth in the Corporation's Certificate of Incorporation, as amended through the date hereof, a true and complete copy of which has been furnished to Warrantholder (the "Charter"). The Corporation shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter and with any Certificate of Adjustment sent to the holders of Series C Preferred Stock in accordance with the Charter relating to any adjustment or readjustment of the Conversion Price of the Series C Preferred Stock.

3.  Payment of Exercise Price.  The Exercise Price may be paid at the
    --------------------------
Warrantholder's election either (i) by cash, certified or official bank check, or wire transfer of funds to an account designated by the Corporation, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Corporation shall issue Series C Preferred Stock or Common Stock as follows:

    (A)  Prior to the Automatic Conversion Effective Time (as defined in Section
4), the Corporation shall issue Series C Preferred Stock in accordance with the following formula:

                 X    =    (Y)(A-B)/A

     Where:      X    =    the number of shares of Series C Preferred Stock to
                           be issued to the Warrantholder

                 Y    =    the number of shares of Series C Preferred Stock
                           requested to be exercised under this Warrant

                 A    =    the current fair market value of one (1) share of
                           Series C Preferred Stock

                 B    =    the Exercise Price

    As used herein, the current fair market value of a share of Series C Preferred Stock shall mean the price per share which the Corporation could obtain from a willing buyer for shares of Series C Preferred Stock, as determined in good faith by the Corporation's Board of Directors, unless the Corporation shall become subject to a merger, acquisition or other consolidation pursuant to which the holders of Series C Preferred Stock receive securities and/or other property in exchange for their Series C Preferred Stock, in which case the fair market value of Series C Preferred Stock shall be deemed to be the value of the securities and other property received by the holders of the Corporation's Series C Preferred Stock per share of Series C Preferred Stock pursuant to such merger, acquisition or other consolidation.

    (B) Upon and after the Automatic Conversion Effective Time, the Corporation shall issue Common Stock in accordance with the following formula:

                 X    =   (Y)(A-B)/A

     Where:      X    =   the number of shares of Common Stock to be issued to
                          the Warrantholder

                 Y    =   the number of shares of Common Stock requested to be
                          exercised under this Warrant

                 A    =   the fair market value of one (1) share of Common Stock

                 B    =   the Exercise Price

    As issued herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

         (i) if the exercise is in connection with the Corporation's initial public offering of Common Stock, and if the Corporation's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

         (ii) if this Warrant is exercised after, and not in connection with, the Corporation's initial public offering of Common Stock and

               (a) if the Common Stock is traded on a national securities exchange or quoted on the Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the Common Stock is being determined; or

               (b) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq Stock Market but is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices reported by the National Quotation Bureau (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the Common Stock is being determined;

         (iii) if at any time the Common Stock is not listed on any national securities exchange or quoted on the Nasdaq Stock Market or actively traded or in the over-the- counter market, the current fair market value of Common Stock shall be the price per share which the Corporation could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Corporation, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Corporation shall become subject to a merger, acquisition or other consolidation pursuant to which the holders of Common Stock receive securities and/or other property in exchange for their Common Stock, in which case the fair market value of Common Stock shall be deemed to be the value of the securities and other property received by the holders of the Corporation's Common Stock per share of Common Stock pursuant to such merger, acquisition or other consolidation.

    Upon partial exercise of this Warrant, the Corporation shall promptly issue an amended Warrant representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.  Automatic Conversion of Series C Preferred Stock.  If at any time the issued
    -------------------------------------------------
and outstanding shares of the Corporation's Series C Preferred Stock shall be automatically converted into shares of Common Stock under the terms of the Charter, then upon and after the effective time of such automatic conversion of the Series C Preferred Stock (the "Automatic Conversion Effective Time"), the right to purchase Series C Preferred Stock granted herein shall terminate, and this Warrant shall represent the right to purchase a number of shares of Common Stock calculated as follows:

              X   =   (Y)(Z)

    where:    X   =   the number of shares of Common Stock purchasable under
                      this Warrant upon and after such Automatic Conversion
                      Effective Time

              Y   =   the number of shares of Series C Preferred Stock
                      purchasable under this Warrant immediately prior to such Automatic Conversion Effective Time

              Z   =   the number of shares of Common Stock issuable upon
                      conversion of each share of Series C Preferred Stock immediately prior to such Automatic Conversion Effective
                      Time
    and the Exercise Price per share of Common Stock shall be a price calculated as follows:

              A   =   (B)(X)/Y

     where:   A   =   the Exercise Price per share of Common Stock upon and
                      after such Automatic Conversion Effective Time

              B   =   the Exercise Price per share of Series C Preferred Stock
                      immediately prior to such Automatic Conversion Effective
                      Time

              X   =   the number of shares of Series C Preferred Stock
                      purchasable under this Warrant immediately prior to such Automatic Conversion Effective Time

              Y   =   the number of shares of Common Stock purchasable under
                      this Warrant upon and after such Automatic Conversion
                      Effective Time

    Thereafter, the number of shares of Common Stock purchasable hereunder and the Exercise Price per share shall be subject to adjustment for the types of events described in Section 2 above that occur with respect to the Common Stock.

5.  Restrictions.  The Warrant Shares issuable u upon exercise of this Warrant
    -------------
are subject to the terms and provisions of a Voting Agreement among the Corporation and certain stockholders of the Corporation. The Corporation shall furnish a copy of such Voting Agreement to any registered holder of this Warrant or such Warrant Shares upon written request and without charge. Any certificate or certificates representing Warrant Shares issued upon exercise of this Warrant shall contain a legend to the foregoing effect.

6.  Miscellaneous.
    -------------

    6.01  No Rights as Stockholder.  This Warrant shall not entitle the
          ------------------------
Warrantholder to any voting rights or any other rights as a stockholder of the Corporation, but upon presentation of this Warrant with the subscription form annexed duly executed and the tender of payment of the Exercise Price at the office of the Corporation pursuant to the provisions of this Warrant, the Warrantholder shall forthwith be deemed a stockholder of the Corporation in respect of the shares of Series C Preferred Stock or Common Stock so subscribed and paid for.

    6.02   Governing Law.  This Warrant shall be governed by, and construed
           -------------
and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    6.03   Fractional Shares.  No fractional shares or scrip representing
           -----------------
fractional shares shall be issued upon exercise of this Warrant. If, upon exercise of this Warrant, the

Warrantholder would, except for the provisions of this Subsection 6.03, be entitled to receive a fractional share of Series C Preferred Stock or Common Stock, then the Corporation shall pay the exercising Warrantholder in cash an amount equal to such fractional share multiplied by the fair market value (as reasonably determined by the Corporation's Board of Directors) of one share of Series C Preferred Stock or Common Stock, as the case may be.

    6.04   Headings.  The headings in the Warrant are inserted for
           --------
convenience of reference only and shall not affect the interpretation of this Warrant. Whenever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter.

    6.05   Substitution.  In case this Warrant shall be mutilated, lost,
           ------------
stolen or destroyed, the Corporation shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation of the loss, theft, or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and an indemnity agreement reasonably satisfactory to the Corporation.

    6.06   Modification.  This Warrant and any term hereof may be changed,
           ------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is or may be sought.


    IN WITNESS WHEREOF, the Corporation has caused this Stock Purchase Warrant to be signed by its President thereunto duly authorized and its corporate seal to be hereunto affixed and attested by its Secretary.

Dated: ________________________          SEQUENOM,, INC

(Corporate Seal)

Attest:                                  By:___________________________
                                            Its President

________________________________
Secretary

                          WARRANTHOLDER'S ACCEPTANCE
                          --------------------------


    The undersigned hereby accepts the foregoing warrant and agrees to the terms and conditions thereof.


                              WARRANTHOLDER


                              By:____________________________

                               SUBSCRIPTION FORM
                               -----------------


    The undersigned, the registered holder of the within Stock Purchase
Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______ shares of Series C Convertible Preferred Stock, par value $.001 per share, of Sequenom, Inc., and herewith makes payment of $ ____________ therefor and requests that the certificates representing such shares be issued in the name of and delivered to ____________ and if such shares shall not include all of the shares issuable under this Warrant, that a new Warrant of like tenor and date be delivered to the undersigned for the shares not issued.

Dated:_______________________________        _______________________________
                                             Name of Registered Holder


                                             _______________________________
                                             Authorized Signature

                              FORM OF ASSIGNMENT
                              ------------------

    For value received the undersigned hereby sells, assigns and transfers unto ________________________, whose address is __________________________________, the within Stock Purchase Warrant with respect to _________ shares of Series C Convertible Preferred Stock purchasable thereby, and does hereby irrevocably constitute and appoint _______________ attorney to transfer the within Warrant on the books of Sequenom, Inc. with full power of substitution in the premises.


Dated:__________________________              ______________________________
                                              Name of Registered Holder


In the presence of:


________________________________              ______________________________
                                              Authorized Signature

                             SCHEDULE OF INVESTORS


                                                           Number of Shares
Initial Investor                                          Subject to Warrant
-----------------------------------------------------------------------------
TVM Techno Venture                                               7,606
 Enterprises No. 11
 Limited Partnership
c/o TVM Techno Venture
 Management ("TVM")
 101 Arch Street, Suite 1950
 Boston, MA 02210

TVM Intertech                                                    5,070
 Limited Partnership
c/o TVM

TVM Zweite Beteiligung-US                                       15,212
 Limited Partnership
 c/o TVM

TVM Eurotech Limited                                            10,141
 Partnership
c/o TVM

TVM Techno Venture                                                 825
 Investors No. 1
 Limited Partnership
c/o TVM

KBL Founder Ventures SCA                                         8,761
43, Boulevard Royal
L-2955 Luxembourg

Alpinvest International B.V.                                    31,746
Gooimeer 3
NL-1410 AB Naarden
The Netherlands

Hellmut Kirchner                                                 1,587
Martelsgraben 2
82327 Tutzing
Germany

Hellmut Kirchner,                                               22,222
 as Trustee
Martelsgraben 2
82327 Tutzing
Germany

                                                           Number of Shares
Initial Investor                                          Subject to Warrant
-----------------------------------------------------------------------------
Franz A. Wirtz                                                   1,666
Atzenach 37
D-52223 Stolberg
Germany

Hannemarie Wirtz                                                 1,666
Atzenach 37
D-52223 Stolberg
Germany

TOTAL                                                          106,502